CREDIT SUISSE ASSET MANAGEMENT, LLC
Eleven Madison Avenue	212 325 2000
New York, NY 10010-3629

March 3, 2022

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Credit Suisse Asset Management Income Fund, Inc.

File No. 811-05012

Ladies and Gentlemen:

On behalf of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”), I hereby transmit for filing pursuant to the requirements on Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended, the preliminary proxy statement, notice to shareholders and form of proxy card relating to the Fund’s annual meeting of shareholders.

The proxy relates to three proposals (1) to elect one (1) Director of the Fund, (2) to amend the Fund’s charter to increase the number of authorized shares of common stock and (2) to amend the Fund’s charter to permit the Board of Directors, without any action by the shareholders of the Fund, to (i) amend the charter from time to time to increase or decrease the aggregate number of authorized shares of stock of any class or series and (ii) issue stock from time to time.

Please be advised, in accordance with the requirements of Rule 14a-6(d) under the 1934 Act, that we propose to prepare definitive materials and mail those materials to shareholders of the Fund on the earliest date practicable. We would therefore appreciate receiving any comments of the Commission’s staff on the enclosed preliminary proxy materials as soon as possible so as to facilitate these arrangements. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company.

Please address any comments or questions to the attention of the undersigned at (212) 325-7349.

Very truly yours,

/s/ Karen Regan
Karen Regan
Secretary

Enclosures

cc:	Bissie Bonner, Esq.